UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2008

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York	10017 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 573-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On July 23, 2008, Pfizer Inc. (“Pfizer”) issued a press release announcing its financial results for the second quarter of 2008. The information contained in the press release is deemed to be “filed” under the Securities Exchange Act of 1934 as Exhibit 99 to this report, and such press release is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99	-

Press Release of Pfizer Inc. dated July 23, 2008, reporting Pfizer's financial results for the second quarter of 2008. Exhibit 99 is deemed to be “filed” under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

		By:	/s/ Margaret M. Foran
Margaret M. Foran
			Title:	Senior Vice President-Corporate Governance,
Associate General Counsel and Corporate Secretary

Dated:	July 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release of Pfizer Inc. dated July 23, 2008, reporting Pfizer's financial results for the second quarter of 2008.